UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2006

Date of reporting period:	9/30/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The High Yield Plus Fund, Inc.

SEMI - ANNUAL REPORT

September 30, 2005

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

Through October 30, 2005:

The Bank of New York

One Wall Street

New York, NY 10286

Effective October 31, 2005:

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

EquiServe Trust Company, N.A.

c/o Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2005 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100

HYPS

Letter To Shareholders	November 30, 2005

Dear Shareholder:

Market Update

The high yield market posted a 3.7% return for the six months ended September 30, as measured by the Lehman Brothers High Yield Index, outperforming investment-grade bonds, which returned 2.3% for the same time period, as measured by the Lehman Brothers Aggregate Index.

Over the last six months, high yield spreads widened 37 basis points to 361 basis points over the 10-year US Treasury bond. Spreads remain well inside their 10-year historical average of 506 basis points reflecting today’s relatively strong economy. Moody’s trailing 12-month par default rate as of September 30 was 2.0%, which is down modestly from 2.2% on March 31. This default rate remains one of the lowest in eight years, and is well below the historical ten-year average of 4.8%.

Within high yield, lower quality securities outperformed higher quality securities over the last six months; CCC’s outperformed B’s which outperformed BBs, with respective returns of 2.15%, 1.24%, and 0.25%, as measured by the Lehman Brothers High Yield Index. While this trend has been in place for a number of years we believe that it is near an end as valuation has become compressed between rating sub-catagories.

Fund Performance

The Fund’s total returns for periods ended September 30, 2005 are shown in the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Current Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially among the funds in the group and can affect performance.

We have also included the returns of two benchmarks: the Lehman Brothers High Yield Index and the Lehman Brothers High Yield 2% Issuer Capped Index. The latter was approved by the Board of Directors as an official unleveraged benchmark in September 2005 at the request of the Investment Advisor. We believe that the 2% Issuer Capped Benchmark, which limits any individual issuer to a maximum weight of 2% of the benchmark, is appropriate following the downgrades of General Motors and Ford debt to non-investment grade this past spring. As of September 30, 2005, General Motors and Ford made up 6.1% and 1.4% of the the Lehman Brothers High Yield Index, respectively.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (net)	3.4%	5.9%	19.9%
Lipper Closed-End Leveraged High Current Yield	3.2	8.5	22.2
Lehman Brothers High Yield Index	3.7	6.7	16.0
Lehman Brothers High Yield 2% Issuer Capped Index	3.6	6.6	15.8

Represents NAV-based performance calculations as provided by Lipper Analytical Services. Past performance is no guarantee of future results. Returns based on market performance of the Fund’s shares would be different.

*	Annualized

The Fund is leveraged and had $28 million in loans outstanding as of September 30, 2005, $1 million less than at the Fund’s March 31, 2005 fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2005, the Fund’s shares were priced at $3.91. This price reflected a premium of 2.9% to the Fund’s net asset value of $3.80 per share. On average, the funds in the Lipper Closed Leveraged High Current Yield universe were trading at a premium of 0.3% as of September 30, 2005. On September 30, 2005, the Fund’s monthly dividend rate of $0.030 per share equated to an annualized yield of 9.2% relative to the Fund’s stock price.

Underperformance versus the Lehman Brothers High Yield Index was primarily the result of weak performance in the Basic Industry and Consumer Cyclical sectors. Within Basic Industries, security selection in the Chemicals and Paper industries drove underperformance, though this was mitigated by strong performance in the Metals industry. Underperformance in the Consumer Cyclical sector was driven by holdings in the Automotive industry. Partially offsetting these negative relative contributors was strong performance among the securities in the Consumer Non-Cyclical sector, primarily those in the Pharmaceuticals industry, and in the Transportation sector.

The high yield market has absorbed the downgrade of both Ford and GM. After widening for the much of the first half of the year, spreads tightened slightly as the uncertainty created by these large downgrades and concerns of a slowdown in the economy diminished. With default rates still low, the high yield market continues to trade inside its average historical spread.

While we expect the economic environment to remain benign and do not see material risks embedded in the market, current valuations reflect these positive fundamentals. We believe the Fund reflects this view with a slightly higher-than-benchmark quality positioning. As we don’t see any immediate risk to the high yield market, we are trying to be careful to both manage downside volatility but not significantly under-yield our benchmark.

Risk factors include a slowing economy as signaled by the flattening yield curve, the impact of higher energy costs, the impact of continued Federal Reserve rate increases, and volatility caused by Ford and GM. The Feds focus on asset valuation and the pricing of risk could be negative for high yield.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—143.0%
CORPORATE BONDS—142.6%
Aerospace & Defense—2.1%

Argo-Technology Corp., Sr. Notes	B3	9.25%	6/1/11	$225	$238,500
Hawk Corp., Sr. Notes	B2	8.75	11/1/14	220	222,200
L-3 Communications Corp.,
Gtd. Notes	Ba3	7.63	6/15/12	75	78,750
Sr. Sub. Notes	Ba3	5.88	1/15/15	140	135,450
Moog, Inc., Sr. Sub. Notes	Ba3	6.25	1/15/15	95	95,475
Sequa Corp., Sr. Notes	B1	9.00	8/1/09	500	530,000

					1,300,375
Auto & Related—6.8%

Adesa, Inc., Sr. Sub. Notes	B1	7.63	6/15/12	310	310,000
Affinia Group, Inc., Gtd. Notes 144A	Caa1	9.00	11/30/14	270	210,600
Arvinmeritor, Inc., Notes	Ba2	8.75	3/1/12	145	142,100
Dana Corp., Notes	Ba2	7.00	3/1/29	235	178,957
Dura Operating Corp., Gtd. Notes, Ser. B	Caa1	8.63	4/15/12	490	436,100
Ford Motor Co., Sr. Sub. Notes	Ba1	7.45	7/16/31	720	561,600
Ford Motor Credit Co., Sr. Sub. Notes	Baa3	7.00	10/1/13	475	440,495
General Motors Acceptance Corp., Bonds	Ba1	8.00	11/1/31	500	436,585
Navistar International Corp.,
Gtd. Notes, Ser. B	Ba3	9.38	6/1/06	195	198,900
Sr. Notes	Ba3	7.50	6/15/11	250	252,500
J.B. Poindexter & Co., Sr. Notes	B1	8.75	3/15/14	440	400,400
Tenneco Automotive, Inc., Sec’d. Notes, Ser. B	B2	10.25	7/15/13	120	134,100
TRW Automotive, Inc., Sr. Sub. Notes	B1	11.00	2/15/13	198	223,245
Visteon Corp., Notes	B3	7.00	3/10/14	250	216,875

					4,142,457
Building Materials & Related—0.2%

Building Materials Corp., Sr. Notes	B2	7.75	8/1/14	80	77,600
Texas Industries, Sr. Notes 144A	Ba3	7.25	7/15/13	50	52,000

					129,600
Chemicals—7.9%

ARCO Chemical Co., Debs.	B1	9.38	12/15/05	700	706,124
BCP Crystal Holdings, Sr. Sub. Notes	B3	9.63	6/15/14	195	216,938

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals (cont’d.)

Equistar Chemical Funding,
Gtd. Notes	B2	10.13%	9/1/08	$60	$64,500
Sr. Notes	B2	10.63	5/1/11	355	386,950
Hercules, Inc., Gtd. Notes	Ba3	6.75	10/15/29	185	181,300
Huntsman LLC., Gtd. Notes	Ba3	11.63	10/15/10	65	74,263
IMC Global, Inc.,
Gtd. Notes, Ser. B	Ba3	10.88	6/1/08	125	141,250
Gtd. Notes, Ser. B	Ba3	11.25	6/1/11	835	918,499
Notes	B1	7.30	1/15/28	100	102,750
Koppers, Inc., Gtd. Notes	B2	9.88	10/15/13	205	226,525
Macdermid, Inc., Gtd. Notes	Ba3	9.13	7/15/11	190	203,300
Methanex Corp. (Canada), Sr. Notes	Ba1	8.75	8/15/12	390	445,088
Millenium America, Inc., Gtd. Notes	B1	9.25	6/15/08	210	225,750
Nalco Co., Sr. Notes	B2	7.75	11/15/11	210	214,725
Polypore, Inc., Sr. Sub. Notes	Caa1	8.75	5/15/12	755	664,400
Rockwood Specialties Group, Inc., Sub. Notes 144A	B3	7.50	11/15/14	50	48,500

					4,820,862
Construction Machinery—2.9%

Ashtead Holdings PLC, Sec’d Notes 144A	B2	8.63	8/1/15	75	78,844
Case New Holland, Inc., Sr. Notes	Ba3	9.25	8/1/11	635	671,513
The Manitowoc Company, Inc., Gtd. Notes	B2	10.50	8/1/12	142	158,685
Neff Rental Finance Corp. LLC, Sec’d Notes 144A	Caa1	11.25	6/15/12	365	386,900
United Rentals NA, Gtd. Notes	B3	6.50	2/15/12	465	448,725

					1,744,667
Consumer Cyclical Services—0.4%

IAAI Finance Corp., Sr. Notes 144A	Caa1	11.00	4/1/13	230	236,202
Consumer Products—1.4%

Bombardier Recreational (Canada), Sr. Sub. Notes	B3	8.38	12/15/13	590	618,025
Playtex Products, Inc., Sec’d. Notes	B2	8.00	3/1/11	230	240,925

					858,950
Diversified Manufacturing—1.4%

Invensys, Inc., Sr. Notes 144A	B3	9.88	3/15/11	380	377,625
Itron Inc., Sr. Sub. Notes	B2	7.75	5/15/12	465	481,275

					858,900

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy & Related—7.0%

Amerada Hess Corp., Notes	Ba1	7.30%	8/15/31	$190	$221,664
Chesapeake Energy Corp.,
Gtd. Notes	Ba2	7.75	1/15/15	265	282,225
Sr. Notes	Ba2	6.88	1/15/16	175	179,375
Delta Petroleum Corp., Sr. Notes	B3	7.00	4/1/15	280	267,400
Exco Resources, Inc., Gtd. Notes	B2	7.25	1/15/11	250	258,750
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	412	437,235
Giant Industries, Gtd. Notes	B-(c)	11.00	5/15/12	347	390,375
Parker Drilling Co., Sr. Notes	B2	9.63	10/1/13	430	489,125
Petroleum Geo-Services (Norway), Notes	Ba3	10.00	11/5/10	420	470,400
Plains E&P Co., Sr. Sub. Notes, Ser. B	Ba3	8.75	7/1/12	45	48,600
Premcor Refining Group, Sr. Sub. Notes	Baa3	6.75	5/1/14	195	207,675
Pride International, Inc., Sr. Notes	Ba2	7.38	7/15/14	295	320,444
Range Resources Corp., Sr. Sub. Notes	B3	6.38	3/15/15	80	80,600
Western Oil Sands, Inc. (Canada), Sec’d. Notes	Ba2	8.38	5/1/12	200	229,750
Whiting Petroleum Corp.,
Sr. Sub. Notes	B2	7.25	5/1/12	180	183,150
Sr. Sub. Notes	B2	7.25	5/1/13	220	223,850

					4,290,618
Entertainment—1.4%

AMC Entertainment, Inc., Sr. Sub. Notes, Ser. B	B3	8.00	3/1/14	240	211,200
Marquee, Inc., Sr. Notes	B2	8.63	8/15/12	220	221,100
Time Warner, Inc., Debs.	Baa1	9.13	1/15/13	360	439,577

					871,877
Environmental—0.7%

Allied Waste North America, Inc., Sr.
Notes, Ser. B	B2	8.50	12/1/08	440	458,700
Financial Services—1.8%

C.B. Richard Ellis Service, Sr. Notes	Ba3	9.75	5/15/10	42	46,305
Chevy Chase Bank FSB, Sub. Notes	Ba2	6.88	12/1/13	190	195,225
E*Trade Financial Corp.
Notes, 144A	B1	8.00	6/15/11	220	227,150
Sr. Notes, 144A	B1	7.38	9/15/13	120	121,200
Provident Cos., Inc., Sr. Notes	Ba1	7.00	7/15/18	105	104,042
REFCO Finance Holdings, Gtd. Notes	B3	9.00	8/1/12	138	150,075

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Services (cont’d.)

UnumProvident Corp.,
Debs.	Ba1	7.38%	6/15/32	$15	$14,750
Notes	Ba1	6.75	12/15/28	145	135,835
Sr. Notes	Ba1	7.63	3/1/11	90	95,199

					1,089,781
Food & Beverage—0.1%

United Agriculture Products, Sr. Notes	B1	8.25	12/15/11	53	54,855
Gaming—9.3%

Aztar Corp., Sr. Sub. Notes	Ba3	9.00	8/15/11	200	212,500
Boyd Gaming Corp.,
Sr. Sub. Notes	B1	7.75	12/15/12	165	173,456
Sr. Sub. Notes	B1	8.75	4/15/12	30	32,325
CCM Merger, Inc., Notes, 144A	B3	8.00	8/1/13	455	458,981
Herbst Gaming, Inc., Sr. Sub. Notes	B3	7.00	11/15/14	235	234,706
Mandalay Resorts Group, Sr. Sub. Notes	Ba3	9.38	2/15/10	375	413,438
MGM Mirage,
Gtd. Notes	Ba2	6.00	10/1/09	205	202,438
Sr. Sub. Notes	Ba2	8.50	9/15/10	510	554,625
Mohegan Tribal Gaming Authority, Sr. Notes	Ba2	6.13	2/15/13	135	134,325
OED Corp., Gtd. Notes	B2	8.75	4/15/12	235	230,594
Park Place Entertainment, Inc.,
Sr. Notes	Baa3	7.00	4/15/13	135	146,417
Sr. Sub. Notes	Ba1	8.13	5/15/11	375	417,656
River Rock Entertainment, Sr. Notes	B2	9.75	11/1/11	415	460,650
Riviera Holdings Corp., Sr. Sec’d. Notes	B2	11.00	6/15/10	625	674,999
Station Casinos, Sr. Sub Notes	B1	6.50	2/1/14	105	105,000
Virgin River Casino Corp., Sec’d. Notes 144A	B3	9.00	1/15/12	850	883,999
Wynn Las Vegas LLC, First Mtge.	B2	6.63	12/1/14	400	382,500

					5,718,609
Healthcare—11.0%

Amerisource Bergen Corp.,
Sr. Notes 144A	Ba2	5.63	9/15/12	190	187,150
Sr. Notes 144A	Ba2	5.88	9/15/15	215	212,313
CDRV Investors, Inc., Sr. Disc. Notes 144A, Zeo Coupon (until 1/1/10)	Caa2	9.625(a)	1/1/15	1,145	652,650
DaVita, Inc.,
Sr. Notes	B2	6.63	3/15/13	130	131,625
Sr. Sub. Notes	B3	7.25	3/15/15	130	131,788
Fisher Scientific International, Inc., Sr. Sub Notes	Ba3	6.75	8/15/14	140	146,650

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare (cont’d.)

HCA, Inc.,
Notes	Ba2	5.50%	12/1/09	$50	$48,973
Notes	Ba2	6.38	1/15/15	830	821,161
Notes	Ba2	7.50	11/6/33	355	354,181
Sr. Notes	Ba2	5.75	3/15/14	85	81,020
Healthsouth Corp.,
Notes	NR	7.63	6/1/12	140	130,900
Sr. Notes	NR	8.38	10/1/11	990	942,975
NDC Health Corp., Gtd. Notes	B3	10.50	12/1/12	695	795,775
Omnicare, Inc., Sr. Sub. Notes	Ba2	6.13	6/1/13	70	68,600
Quintiles Transnational, Sr. Sub. Notes	B3	10.00	10/1/13	15	16,875
Radiologix, Inc., Sr. Notes, Ser. B	B2	10.50	12/15/08	770	820,049
Triad Hospitals, Inc.,
Sr. Notes	B2	7.00	5/15/12	450	462,375
Sr. Sub. Notes	B3	7.00	11/15/13	230	232,875
Ventas Realty Corp.,
Sr. Notes 144A	Ba3	6.63	10/15/14	50	50,250
Sr. Notes	Ba3	6.63	10/15/14	165	165,825
Sr. Notes 144A	Ba3	6.75	6/1/10	60	60,900
Sr. Notes 144A	Ba3	7.13	6/1/15	185	191,475

					6,706,385
Home Construction—1.9%

Beazer Homes USA, Inc., Gtd. Notes	Ba1	8.63	5/15/11	100	105,250
Champion Enterprises, Inc., Gtd. Notes	B3	7.63	5/15/09	155	156,550
Champion Home Builders, Gtd. Notes	B2	11.25	4/15/07	60	65,550
D.R. Horton, Inc.,
Sr. Notes	Ba1	6.88	5/1/13	200	209,547
Sr. Sub. Notes	Ba2	9.38	3/15/11	250	264,963
Sr. Sub. Notes	Ba2	9.75	9/15/10	110	125,183
Standard Pacific Corp., Sr. Notes	Ba2	6.25	4/1/14	230	213,038

					1,140,081
Industry Other—3.0%

Blount Inc., Sr. Sub. Notes	B3	8.88	8/1/12	420	447,300
Fastentech, Inc., Sr. Notes	B3	11.50	5/1/11	205	212,431
General Cable Corp., Sr. Notes	B2	9.50	11/15/10	55	57,888
Johnson Diversey, Inc., Gtd. Notes, Ser. B	B3	9.63	5/15/12	225	224,438
UCAR Finance, Inc., Gtd. Notes	B2	10.25	2/15/12	400	429,000
Valmont Industries, Inc., Gtd. Notes	Ba3	6.88	5/1/14	40	40,800
WESCO Distribution, Inc., Gtd. Notes, Ser. B	B2	9.13	6/1/08	420	427,350

					1,839,207

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Lodging—1.8%

Host Marriott LP,
Gtd. Notes, Ser. G	Ba3	9.25%	10/1/07	$210	$221,288
Gtd. Notes, Ser. I	Ba3	9.50	1/15/07	380	397,575
Sr. Notes	Ba3	7.13	11/1/13	100	102,125
Lodgenet Enterprise Corp., Sr. Sub. Debs.	B3	9.50	6/15/13	170	186,150
Starwood Hotels & Resorts Worldwide, Inc.,
Gtd. Notes	Ba1	7.88	5/1/12	205	223,450

					1,130,588
Media Cable—8.4%

Cablevision Systems Corp., Sr. Notes, Ser. B	B3	8.00	4/15/12	555	538,350
Charter Communications Holdings LLC,
Sr. Notes	Ca	9.63	11/15/09	450	382,500
Sr. Notes	Ca	10.75	10/1/09	1,165	1,026,259
CSC Holdings, Inc.,
Debs.	B1	7.63	7/15/18	220	205,700
Sr. Notes, Ser. B	B1	8.13	7/15/09	720	725,400
Insight Midwest LP, Sr. Notes	B2	10.50	11/1/10	810	850,500
Mediacom Broadband LLC,
Gtd. Notes	B2	11.00	7/15/13	630	678,825
Sr. Notes, 144A	B2	8.50	10/15/15	165	159,225
Rogers Cable, Inc. (Canada),
Bonds	Ba3	8.75	5/1/32	80	91,400
Sec’d. Notes	Ba3	6.25	6/15/13	370	359,825
Sec’d. Notes	Ba3	6.75	3/15/15	60	60,150
Shaw Communications, Inc., (Canada)
Sr. Notes	Ba2	7.25	4/6/11	15	15,844
Sr. Notes	Ba2	8.25	4/11/10	30	32,588

					5,126,566
Media NonCable—10.1%

Canwest Media, Inc. (Canada),
Sr. Sub. Notes	B2	8.00	9/15/12	155	164,494
Corus Entertainment, Inc. (Canada), Sr. Sub. Notes	B1	8.75	3/1/12	205	219,606
Dex Media East Finance Co.,
Gtd. Notes	B2	12.13	11/15/12	380	444,600
Dex Media West Finance Co.,
Sr. Sub. Notes, Ser. B	B2	9.88	8/15/13	590	651,212
Echostar DBS Corp., Sr. Notes	Ba3	9.13	1/15/09	442	465,205
Emmis Communications Corp., Sr. Notes FRN	B3	9.75	6/15/12	455	458,413

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media NonCable (cont’d.)

Intelsat, Ltd. (Bermuda),
Notes 144A	B2	8.25%	1/15/13	$190	$191,188
Sr. Notes 144A	B2	8.63	1/15/15	205	209,100
Sr. Notes	Caa1	7.63	4/15/12	240	201,000
Sr. Notes	Caa1	5.25	11/1/08	105	96,600
LBI Media, Inc., Gtd. Notes	B3	10.13	7/15/12	10	10,775
Liberty Media Corp.,
Bonds	Ba1	7.88	7/15/09	315	331,468
Debs.	Ba1	8.25	2/1/30	215	205,884
Sr. Notes	Ba1	5.70	5/15/13	140	127,402
Sr. Notes	Ba1	7.75	7/15/09	65	68,129
PanAmSat Corp., Gtd. Notes	B1	9.00	8/15/14	67	70,685
Quebecor Media, Inc. (Canada), Sr. Notes	B2	11.13	7/15/11	825	901,312
Radio One, Inc., Sr. Sub Notes 144A	B2	6.38	2/15/13	115	113,275
RH Donnelley Finance Corp., Sr. Sub. Notes 144A	B2	10.88	12/15/12	455	510,738
Sinclair Broadcast Group, Inc.,
Gtd. Notes	B2	8.00	3/15/12	230	235,463
Gtd. Notes	B2	8.75	12/15/11	210	220,500
Vertis, Inc., Gtd. Notes, Ser. B	Caa1	10.88	6/15/09	290	284,925

					6,181,974
Metals—2.8%

Arch Western Finance LLC, Sr. Notes	Ba3	6.75	7/1/13	220	224,400
Massey Energy Co., Sr. Notes	Ba3	6.63	11/15/10	95	96,900
Neenah Corp.,
Sec’d. Notes 144A	B2	11.00	9/30/10	205	226,524
Sr. Sub Notes, 144A	Caa1	13.00	9/30/13	225	227,250
Numatics, Inc., Sr. Sub. Notes, Ser. B	NR	9.63	4/1/08	365	370,855
Peabody Energy Corp., Gtd. Notes, Ser. B	Ba3	6.88	3/15/13	100	104,500
Steel Dynamics, Inc.,
Gtd. Notes	Ba2	9.50	3/15/09	65	69,063
Sr. Notes	Ba2	9.50	3/15/09	135	143,438
United States Steel LLC, Sr. Notes	Ba2	10.75	8/1/08	200	225,000

					1,687,930
Packaging—2.7%

Anchor Glass Container, Inc., Sr. Sec’d. Notes	D(c)	11.00	2/15/13	240	153,600
Crown Euro Holdings SA (France), Sec’d. Notes	B2	10.88	3/1/13	580	672,800
Owens-Brockway Glass Container, Inc.,
Sr. Sec’d. Notes	B1	8.88	2/15/09	815	855,750

					1,682,150

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper—6.4%

Abitibi-Consolidated, Inc. (Canada), Debs.	Ba3	8.55%	8/1/10	$290	$295,075
Bowater Canada Finance, Gtd. Notes	Ba3	7.95	11/15/11	175	176,313
Bowater Inc., Notes	Ba3	6.50	6/15/13	280	261,100
Georgia-Pacific Corp.,
Gtd. Notes	Ba1	8.88	2/1/10	675	752,625
Gtd. Notes	Ba1	9.38	2/1/13	225	250,875
Sr. Notes	Ba2	8.00	1/15/24	395	435,488
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	6/1/13	155	139,500
MDP Acquisitions PLC (Luxembourg), Sr. Notes	B3	9.63	10/1/12	195	195,975
Neenah Paper, Inc., Sr. Notes	B1	7.38	11/15/14	100	96,250
Norske SKOG (Canada), Gtd. Notes, Ser. D	Ba3	8.63	6/15/11	220	221,100
Smurfit-Stone Container., Sr. Notes	B2	8.38	7/1/12	325	308,750
Stone Container Corp., Sr. Notes	B2	9.25	2/1/08	450	459,000
Tembec Industries, Inc. (Canada), Gtd. Notes	B3	8.50	2/1/11	470	306,675

					3,898,726
Pharmaceuticals—2.2%

Athena Neurosciences Finance LLC, Gtd. Notes	B3	7.25	2/21/08	265	254,400
Biovail Corp., Sr. Sub. Notes	B2	7.88	4/1/10	660	684,750
Mylan Laboratories, Inc.,
Sr. Notes 144A	Ba1	5.75	8/15/10	65	65,081
Sr. Notes 144A	Ba1	6.38	8/15/15	315	315,394

					1,319,625
Retailers—2.7%

Lazy Days RV Center, Inc., Sr. Notes	B3	11.75	5/15/12	648	683,640
Movie Gallery, Inc., Sr. Unsec’d Notes	B2	11.00	5/1/12	300	265,500
Rite Aid Corp.,
Gtd. Notes	B2	7.50	1/15/15	120	114,600
Sec’d. Notes	B2	8.13	5/1/10	555	566,100

					1,629,840
Restaurants—1.7%

AmeriQual Group LLC, Sec’d. Notes 144A	B1	9.00	4/1/12	180	187,200
El Pollo Loco, Inc., Sec’d. Notes	B2	9.25	12/15/09	415	450,274
Mortons Restaurant Group, Inc., Sr. Sec’d. Notes	B2	7.50	7/1/10	215	212,850
Real Mex Restaurants, Inc., Sec’d. Notes	B2	10.00	4/1/10	205	219,606

					1,069,930

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Supermarkets—1.0%

Delhaize America, Inc., Gtd. Notes	Ba1	9.00%	4/15/31	$175	$202,010
Pathmark Stores., Gtd. Notes	Caa1	8.75	2/1/12	445	428,313

					630,323
Technology & Related—7.6%

Activant Solutions, Inc., Sr. Notes	B2	10.50	6/15/11	240	250,800
Amkor Technologies, Inc., Sr. Notes	Caa1	7.13	3/15/11	435	375,188
IKON Office Solutions, Inc., Sr. Notes, 144A	Ba2	7.75	9/15/15	340	334,050
Lucent Technologies, Inc., Debs.	B1	6.45	3/15/29	150	131,250
MagnaChip Semiconductor SA,
Sec’d. Notes	Ba3	6.88	12/15/11	50	48,000
Sr. Sub. Notes	B2	8.00	12/15/14	845	777,400
Sanmina-SCI Corp.,
Gtd. Notes	Ba2	10.38	1/15/10	440	485,100
Notes	B1	6.75	3/1/13	105	99,750
SCG Holding Corp., Notes 144A	NR	Zero	8/4/11	145	246,500
Sungard Data Systems, Inc.
Sr. Sub Notes 144A	Caa1	10.25	8/15/15	65	65,813
Sr. Unsec’d Notes 144A	B3	9.13	8/15/13	160	165,800
Syniverse Technologies, Inc., Sr. Sub Notes 144A	B2	7.75	8/15/13	250	251,875
UGS Corp., Gtd. Notes	B3	10.00	6/1/12	220	240,900
Xerox Corp.,
Debs, MTN	Ba2	7.20	4/1/16	280	305,200
Gtd. Notes	Ba2	9.75	1/15/09	305	341,600
Sr. Notes	Ba2	7.63	6/15/13	475	504,688

					4,623,914
Transportation—2.3%

American Airlines Inc., Pass-Thru Certificates,
Ser. 1999-1, Class A-2	Baa3	7.02	10/15/09	130	131,710
Ser. 2001-2, Class A-2	Baa2	7.86	10/1/11	365	373,514
Continental Airlines Inc., Pass-Thru Certificates, Ser. 2001-1, Class A-2	Ba2	9.80	4/1/21	455	450,450
Kansas City Southern Railway Co., Gtd. Notes	B2	9.50	10/1/08	410	449,462

					1,405,136
Tobacco—1.4%

Alliance One International, Notes 144A	B2	11.00	5/15/12	445	421,638
RJ Reynolds Tobacco Holdings, Inc., Notes 144A	Ba2	7.30	7/15/15	440	449,900

					871,538

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities—16.2%

AES Corp.,
Sec’d. Notes 144A	Ba3	8.75%	5/15/13	$84	$91,980
Sec’d. Notes 144A	Ba3	9.00	5/15/15	491	538,872
Sr. Notes	B1	8.88	2/15/11	625	678,124
Sr. Notes	B1	9.38	9/15/10	35	38,588
Sr. Notes	B1	9.50	6/1/09	20	21,800
Avista Corp., Sr. Notes	Ba1	9.75	6/1/08	380	419,970
CMS Energy Corp.,
Sr. Notes	B1	8.50	4/15/11	120	133,500
Sr. Notes	B1	9.88	10/15/07	485	527,437
Colorado Interstate Gas Co., Sr. Notes 144A	B1	5.95	3/15/15	40	38,797
DPL, Inc., Sr. Notes	Ba1	6.88	9/1/11	159	171,323
Edison Mission Energy, Sr. Notes	B1	9.88	4/15/11	300	355,500
El Paso Energy Corp.,
Sr. Notes	Caa1	6.75	5/15/09	520	514,800
Sr. Notes	Caa1	7.00	5/15/11	330	329,175
EL Paso Natural Gas Co., Debs.	B1	8.63	1/15/22	80	91,489
EL Paso Production Holding Co., Gtd. Notes	B3	7.75	6/1/13	225	235,125
Enterprise Products Operating LP, Gtd. Notes, Ser. B	Baa3	6.88	3/1/33	205	216,392
Midwest Generation LLC., Sr. Sec’d. Notes	B1	8.75	5/1/34	364	405,405
Nevada Power Co.,
Genl. Ref. Mtge.	Ba1	5.88	1/15/15	90	88,709
Notes, Ser. E	Ba1	10.88	10/15/09	67	74,035
Second Mtge.	Ba1	9.00	8/15/13	175	194,360
NRG Energy, Inc., Sec’d. Notes	B1	8.00	12/15/13	217	231,105
Reliant Energy, Inc., Sec’d. Notes	B1	6.75	12/15/14	400	393,000
Semco Energy, Inc.,
Sr. Notes	Ba2	7.75	5/15/13	35	36,676
Sr. Notes	Ba2	7.13	5/15/08	20	20,376
Southern Natural Gas Co., Notes	B1	7.35	2/15/31	90	91,880
Teco Energy, Inc.,
Notes 144A	Ba2	6.75	5/1/15	40	41,900
Notes	Ba2	7.00	5/1/12	25	26,375
Notes	Ba2	7.20	5/1/11	295	312,700
Tennessee Gas Pipeline Co., Bonds	B1	8.38	6/15/32	160	182,782
Texas Genco LLC, Sr. Notes 144A	B1	6.88	12/15/14	290	295,075
TXU Corp.,
Notes, Ser. P	Ba1	5.55	11/15/14	235	223,092
Notes, Ser. Q	Ba1	6.50	11/15/24	465	435,602
Notes, Ser. R	Ba1	6.55	11/15/34	235	218,104
Utilicorp. United, Inc., Sr. Notes	B2	9.95	2/1/11	430	482,675
Western Resources, Inc., Sr. Notes	Ba1	7.13	8/1/09	410	434,901

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities (cont’d.)

Williams Cos., Inc.,
Debs., Ser. A	B1	7.50%	1/15/31	$205	$217,812
Notes	B1	7.13	9/1/11	765	801,337
Notes	B1	7.63	7/15/19	70	75,775
Notes	B1	7.75	6/15/31	15	16,238
Notes	B1	7.88	9/1/21	70	77,000
Notes	B1	8.13	3/15/12	130	142,025

					9,921,811
Wireless—8.1%

American Cellular Corp., Sr. Notes, Ser. B	B3	10.00	8/1/11	845	921,049
Alamosa Delaware, Inc, Gtd. Notes	Caa1	11.00	7/31/10	420	473,550
Centennial Cellular Communication Corp.,
Sr. Notes	B3	8.13	2/1/14	235	248,513
Sr. Notes	B3	10.13	6/15/13	430	483,750
Dobson Cellular Systems, Sec’d. Notes	B1	8.38	11/1/11	230	242,075
Dobson Communications Corp., Sr. Notes FRN 144A	Caa2	8.10	10/15/12	230	226,838
Nextel Communications, Inc.,
Sr. Notes	Baa2	9.50	2/1/11	850	904,173
Sr. Notes	Ba3	12.50	11/15/09	298	318,115
Rogers Wireless Communications, Inc. (Canada),
Sec’d. Notes	Ba3	7.50	3/15/15	335	360,963
Sr. Sec’d. Notes	Ba3	9.63	5/1/11	450	519,750
Ubiquitel Operating Co., Sr. Notes	Caa1	9.88	3/1/11	210	233,100

					4,931,876
Wireline—7.9%

AT&T Corp.,
Sr. Notes	Ba1	9.05	11/15/11	419	471,899
Sr. Notes	Ba1	9.75	11/15/31	185	234,256
Citizens Communications Co., Notes	Ba3	9.25	5/15/11	840	921,899
GCI, Inc., Sr. Notes	B2	7.25	2/15/14	695	672,412
MCI, Inc.,
Sr. Notes	B2	7.69	5/1/09	240	249,000
Sr. Notes	B2	8.74	5/1/14	300	334,500
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.75	2/15/31	265	228,563
Qwest Communications International, Inc., Gtd. Notes	B3	7.25	2/15/11	680	662,150
Qwest Services Corp., Notes	Caa1	14.00	12/15/14	705	854,812
US West Communications Corp., Debs	Ba3	6.88	9/15/33	260	225,550

					4,855,041

Total corporate bonds					87,229,094

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CONVERTIBLE BOND—0.3%

Hercules, Inc.	B+(c)	6.50%	6/30/29	$230	$177,100
COMMON STOCK—0.1%				Shares

World Kitchen, Inc.(b)				6,031	48,248

Total long-term investments (cost $86,946,288)					87,454,442
SHORT-TERM INVESTMENT—0.2%				Principal Amount (000)

REPURCHASE AGREEMENT
JP Morgan, 3.87% dated 9/30/05, due 10/1/05 in the amount of $ 100,011 (cost $100,000; collateralized by $103,193 Federal National Mortgage Association Bonds 5.00%, due 04/01/35, value of collateral including accrued interest is $103,616)				$100	100,000
Total Investments—143.2%

(cost $87,046,288; Note 4)					87,554,442
Liabilities in excess of other assets—(43.2)%					(26,398,147)

Net Assets—100%					$61,156,295

FRN	Floating Rate Note
MTN	Medium Term Note
NR	Not rated by Moody’s or Standard & Poors.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be sold or transferred except to qualified institutional buyers or otherwise in compliance with the Securities Act of 1933. Unless otherwise noted 144A securities are deemed to be liquid.
(a)	The rate shown reflects the coupon after the step up date.
(b)	Non-income producing security.
(c)	Standard & Poor’s rating.

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2005 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 were as follows:

Utilities	16.2%
Healthcare	11.0
Media NonCable	10.1
Gaming	9.3
Media Cable	8.4
Chemicals	8.2
Wireless	8.1
Wireline	7.9
Technology & Related	7.6
Energy & Related	7.0
Auto & Related	6.8
Paper	6.4
Industry Other	3.0
Construction Machinery	2.9
Metals	2.8
Packaging	2.7
Retailers	2.7
Transportation	2.3
Pharmaceuticals	2.2
Aerospace & Defense	2.1
Home Construction	1.9
Financial Services	1.8
Lodging	1.8
Restaurants	1.7
Consumer Products	1.5
Diversified Manufacturing	1.4
Entertainment	1.4
Tobacco	1.4
Supermarkets	1.0
Environmental	0.7
Consumer Cyclical Services	0.4
Building Materials & Related	0.2
Short-term Investment	0.2
Food & Beverage	0.1
Liabilities in excess of other assets	(43.2)

100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Assets	September 30, 2005

Investments, at value (cost $87,046,288)	$87,554,442
Cash	71,540
Interest receivable	2,019,120
Receivable for investments sold	287,525
Prepaid assets	39,111

Total assets	89,971,738

Liabilities
Loan payable (Note 5)	28,000,000
Dividends payable	482,647
Accrued expenses	210,507
Loan interest payable (Note 5)	55,935
Deferred director’s fee payable	30,456
Advisory fee payable	25,641
Administration fee payable	10,257

Total liabilities	28,815,443

Total Net Assets	$61,156,295

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	130,165,629

130,326,511
Overdistribution of net investment income	(718,871)
Accumulated net realized loss on investments	(68,959,499)
Net unrealized appreciation on investments	508,154

Net assets, September 30, 2005	$61,156,295

Net asset value per share: ($61,156,295 ÷ 16,088,238)	$3.80

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations (Unaudited)

Net Investment Income	Six Months Ended September 30, 2005

Income
Interest (net of foreign withholding taxes of $1,039)	$3,804,074

Expenses
Investment advisory fee	155,597
Administration fee	62,239
Custodian’s fees and expenses	66,000
Legal fees and expenses	63,000
Reports to shareholders	16,000
Listing fee	12,000
Transfer agent’s fees and expenses	11,000
Audit fee	11,000
Directors’ fees and expenses	9,000
Miscellaneous	3,754

Total expenses without interest expense	409,590
Loan interest expense (Note 5)	594,640

Total expenses	1,004,230

Net investment income	2,799,844

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	298,788
Net change in unrealized appreciation on investments	(855,677)

Net loss on investments	(556,889)

Net Increase in Net Assets Resulting from Operations	$2,242,955

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows (Unaudited)

Increase (Decrease) in Cash	Six Months Ended September 30, 2005

Cash flows from operating activities:
Interest received	$3,806,058
Operating expenses paid	(377,000)
Loan interest and commitment fees paid	(541,851)
Purchases of long-term portfolio investments	(16,254,576)
Proceeds from sale of short-term portfolio investments	1,000,000
Proceeds from sale of long-term portfolio investments	15,820,141
Decrease in other assets	90

Net cash provided by operation expenses	3,452,862

Cash flows from financing activities:
Decrease in loan payable	(500,000)
Cash dividends paid (excluding reinvestment of dividends of $229,344)	(2,901,661)

Net cash used for financing activities	(3,401,661)

Net increase in cash	51,201
Cash at beginning of period	20,339

Cash at end of period	$71,540

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net increase in net assets resulting from operations	$2,242,955

Decrease in investments	1,184,648
Net realized gain on investment transactions	(298,788)
Net decrease in unrealized appreciation on investments	855,677
Increase in receivable for investments sold	(57,475)
Decrease in interest receivable	1,984
Decrease in other assets	90
Decrease in payable for investments purchased	(561,608)
Increase in accrued expenses and other liabilities	85,379

Total adjustments	1,209,907

Net cash flows provided by operating activities	$3,452,862

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 31, 2005 (Unaudited)	Year Ended 3/31/2005

Operations

Net investment income	$2,799,844	$6,249,285

Net realized gains on investment transactions	298,788	2,149,554

Net change in unrealized appreciation on investments	(855,677)	(4,342,014)

Net increase in net assets resulting from operations	2,242,955	4,056,825

Dividends from net investment income (Note 1)	(3,052,999)	(6,718,890)

Value of Fund shares issued in reinvestment of dividends (Note 6)	229,344	514,470

Total decrease	(580,700)	(2,147,595)

Net Assets

Beginning of period	61,736,995	63,884,590

End of period	$61,156,295	$61,736,995

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements (Unaudited)

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

See Notes to Financial Statements.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2005, aggregated $15,692,968 and $15,877,616, respectively.

Note 4. Tax Information

The Fund had a capital loss carryforward as of March 31, 2005, of approximately $68,596,000, of which $6,738,000 expires in 2008, $8,395,000 expires in 2009, $24,697,000 expires in 2010, $26,140,000 expires in 2011 and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $1,968,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2005.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2005 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$87,777,122	$3,135,046	$(3,357,726)	$(222,680)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the six months ended September 30, 2005, was $28,349,727 at a weighted average interest rate of 4.10%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2005 was $29,000,000. The current borrowings of $28,000,000 (at a weighted average interest rate of 4.65%) will mature between October 31, 2005 and March 27, 2006.

The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the periods ended September 30, 2005 and March 31, 2005, the Fund issued 59,411 and 123,661 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On November 30, 2005, the Board of Directors of the Fund declared dividends of $0.0275 per share payable on January 13, 2006, February 10, 2006 and March 10, 2006, to stockholders of record on December 30, 2005, January 31, 2006 and February 28, 2006, respectively.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Six Months Ended September 30, 2005 (Unaudited)		Year Ended March 31,
			2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$3.85		$4.02	$3.48	$3.92	$5.02	$6.42

Income from investment operations
Net investment income	.17		.39	.44	.42	.62	.81
Net realized and unrealized gain (loss) on investments	(.03)		(.14)	.52	(.45)	(1.00)	(1.34)

Total from investment operations	.14		.25	.96	(.03)	(.38)	(.53)

Less dividends and distributions
Dividends from net investment income	(.19)		(.42)	(.42)	(.41)	(.72)	(.86)
Distributions in excess of net investment income	—		—	—	—	—	(.01)

Total dividends and distributions	(.19)		(.42)	(.42)	(.41)	(.72)	(.87)

Net asset value, end of period(a)	$3.80		$3.85	$4.02	$3.48	$3.92	$5.02

Market price per share, end of period(a)	$3.91		$4.10	$4.30	$3.63	$4.38	$6.20

TOTAL INVESTMENT RETURN(b):	0.30%		5.24%	31.45%	(6.41)%	(19.20)%	15.49%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)	$61,156		$61,737	$63,885	$54,810	$61,339	$77,593
Average net assets (000 omitted)	$61,899		$63,774	$61,020	$53,407	$67,722	$88,620
Ratio to average net assets:
Expenses, before loan interest and commitment fees	1.32	%(c)	1.54%	1.52%	1.53%	1.33%	1.26%
Total expenses	3.24	%(c)	2.67%	2.42%	2.72%	3.19%	3.92%
Net investment income	9.02	%(c)	9.80%	11.34%	11.82%	14.15%	14.00%
Portfolio turnover rate	18	%(d)	56%	53%	87%	76%	68%
Total debt outstanding at end of period (000 omitted)	$28,000		$28,500	$28,000	$21,000	$22,000	$28,000
Asset coverage per $1,000 of debt outstanding	$3,184		$3,166	$3,282	$3,610	$3,788	$3,771

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

The Board of Directors (the “Board”) of The High Yield Plus Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s investment advisory agreement with Wellington Management Company, LLP (“Wellington”). The Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005 and approved the renewal of the Fund’s investment advisory agreement with Wellington through July 31, 2006, after concluding that renewal of the agreement was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreement, the Board, including the Independent Directors advised by independent legal counsel, considered factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Wellington, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. Neither the full Board nor any individual Director identified any single factor that was dispositive. In connection with their deliberations, the Board considered information provided by Wellington throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and Wellington, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the investment advisory agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Wellington. The Board considered the services provided by Wellington, including but not limited to the provision of investment advisory services to the Fund, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of the Wellington portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to Wellington’s organizational structure, senior management, investment operations, and other relevant information. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by Wellington under the investment advisory agreement.

Performance of The Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance over one-year and three-year time periods ending December 31, 2004 that was in the fourth quartile, and performance over the five-year time period ending December 31, 2004 that was in the third quartile in comparison to the group of comparable funds in a Peer Universe. The Board further noted that the Fund had outperformed against its benchmark index over one-year and three-year time periods, but had underperformed against its benchmark index over a five-year time period.

THE HIGH YIELD PLUS FUND, INC.

The Board expressed the view that the Fund’s recent and long-term performance had been disappointing. In light of the Fund’s performance record, the Board determined that it would monitor the Fund’s performance on a regular basis. The Board noted that in the event that performance failed to improve, further action would be considered, including the selection of a new investment adviser to replace Wellington.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the advisory fee charged by Wellington to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper .

The Fund’s advisory fee of 0.50%, plus its administration fee of 0.20% (paid to Prudential Investments LLC) ranked in the first quartile in its Peer Group. The Board concluded that the advisory fee is reasonable.

Costs of Services and Profits Realized by Wellington

The Board was provided with certain financial information with respect to Wellington, including a pro forma income statement furnished by Wellington which identified the revenues generated for Wellington by the Fund. However, because Wellington does not maintain financial records which detail profitability on a fund level, the Board was unable to directly consider Wellington’s profitability. The Board recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of Wellington in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether Wellington realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to Wellington

The Board considered potential ancillary benefits that might be received by Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by Wellington included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by Wellington were consistent with the types of benefits generally derived by investment advisers to mutual funds.

Supplemental Proxy Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The annual meeting of shareholders of the Fund was held on August 17, 2005 at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)	To elect the following directors to serve as follows:
	Directors	Class	Term	Expiring
	Richard A. Redeker	I	3 years	2007
	Judy A. Rice	I	3 years	2007
	Robert E. La Blanc	II	3 years	2008
	Douglas H. McCorkindale	II	3 years	2008
	Robin B. Smith	II	3 years	2008
	Robert F. Gunia	II	3 years	2008
	Linda W. Bynoe	III	3 years	2006
	Stephen G. Stoneburn	III	3 years	2006

Directors whose term of office continued beyond this meeting are David E.A. Carson and Clay T. Whitehead.

The results of the proxy solicitation on the above matter were as follows:

	Directors	Votes for	Votes against	Votes withheld	Abstentions
(1)	Linda W. Bynoe	14,406,164	—	291,739	—
	Robert F. Gunia	14,406,497	—	291,406	—
	Robert E. La Blanc	14,386,625	—	311,278	—
	Douglas H. McCorkindale	14,391,685	—	306,218	—
	Richard A. Redeker	14,375,681	—	322,222	—
	Judy A. Rice	14,404,654	—	293,249	—
	Robin B. Smith	14,357,802	—	340,101	—
	Stephen G. Stoneburn	14,370,004	—	327,899	—

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Item 2 – Code of Ethics – Not applicable with semi-annual filing.

Item 3 – Audit Committee Financial Expert – Not applicable with semi-annual filing

Item 4 – Principal Accountant Fees and Services – Not applicable with semi-annual filing.

Item 5 – Audit Committee of Listed Registrants – Not applicable with semi-annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable with semi-annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable with semi-annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
4/1/2005 through 4/30/2005	0	0.00	0	0
5/1/2005 through 5/31/2005	0	0.00	0	0
6/1/2005 through 6/30/2005	0	0.00	0	0
7/1/2005 through 7/31/2005	0	0.00	0	0
8/1/2005 through 8/31/2005	0	0.00	0	0
9/1/2005 through 9/30/2005	0	0.00	0	0
Total	0	0.00	0	0

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not applicable with semi-annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 28, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date November 28, 2005

*	Print the name and title of each signing officer under his or her signature.